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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21448

                          Pioneer Tax Advantaged Balanced Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2005 through November 30, 2006


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                                    PIONEER
                                    -------
                                 TAX ADVANTAGED
                                   BALANCED
                                     TRUST

                                     Annual
                                     Report

                                    11/30/06


                          [LOGO] PIONEER
                                 Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                          2

Portfolio Summary                                                              4

Prices and Distributions                                                       5

Performance Update                                                             6

Portfolio Management Discussion                                                7

Schedule of Investments                                                       11

Financial Statements                                                          26

Notes to Financial Statements                                                 31

Report of Independent Registered Public Accounting Firm                       43

Factors Considered by the Independent Trustees in Approving
the Management Contract                                                       44

Results of Shareowner Meeting                                                 49

Trustees, Officers and Service Providers                                      50

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------

Mature and emerging market economies around the world showed moderate improvement after a flat second quarter. The United States saw some resurgence of growth, which we expect to continue through the fourth quarter of 2006 and into 2007, although this growth may be slow with housing sector measures down in recent months. While inflation pressures have risen slightly in recent months, we believe the United States may now be at the end of the Fed's monetary tightening cycle. Mature economies, led by Japan, remain firm as do European economic prospects with strong GDP data reflecting the broad-based strength seen in crucial indicators.

U.S. economic growth was back on track after lackluster market results prior to Labor Day. Consumer spending rose with receding gas prices, just in time for the back-to-school season, which retailers now consider the second most lucrative period after the Christmas season. U.S. economic growth is in line with our projections. We expect U.S. GDP to finish with a level of around 3.0% for 2006.

In our view, the pace of corporate earnings growth should slow amid pressure from high raw materials costs and moderating economic growth. However, modest U.S. dollar depreciation and improving growth overseas should offer some support to U.S. earnings.

The European economy continues to improve and appears to be at its healthiest in six years, with business confidence showing improvement across sectors and consumers becoming more optimistic. While business sentiment indicators have had a tendency to over-estimate growth in recent years, broad-based improvements across countries since 2005 are a sign that European economic growth should continue through 2006.

The positive long-term drivers of emerging markets remain in place: improving domestic growth and inflation stability; structural reform; debt sustainability, and favorable demographics. Together, the emerging markets' current account surplus is at record highs, while external debt as a percentage of GDP is at its lowest since 1991.

At its final meeting of 2006, the Federal Reserve kept interest rates unchanged for the fourth straight time as worries about inflation

Letter


continued to trump concerns about the slowing economy. Despite inflation pressures seen by the Fed, central bank counterparts in developed economies will most likely follow the lead of keeping interest rates mostly unchanged. U.S. economic growth is expected to remain positive, as it should among the developed nations through the end of 2006. Any further geopolitical issues and rising energy prices could lead to deceleration, but not a derailment from the current healthy pace of economic growth, as investment is expected to remain robust, benefiting from sustained internal and international demand worldwide.

Our cautiously optimistic outlook reinforces the importance of Pioneer's message that investors should remain diversified, take a long-term view, and base investment decisions on economic and market fundamentals, rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help Fund shareowners work toward their long-term goals.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Please consider the Trust's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Please read the information carefully.

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 11/30/06
--------------------------------------------------------------------------------

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)

       [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

0-1 Year                 1.7%
1-3 Years                6.1%
3-6 Years               50.6%
6-8 Years               24.8%
10+ Years               16.8%


Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

       [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

Tax-Exempt Obligations                  52.8%
Common Stocks                           26.4%
Non-Convertible Preferred Stocks        19.0%
Convertible Preferred Stocks             1.5%
Temporary Cash Investment                0.3%

The portfolio is actively managed, and current holdings may be different.


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.   AT&T, Inc.                                                           2.26%
 2.   Atmos Energy Corp.                                                   2.05
 3.   Georgia Municipal Electric Authority Power Revenue, RIB,
      7.689%, 1/1/20 (144A)                                                1.92
 4.   Golden State Tobacco Securitization Corp., RIB,
      7.41%, 6/1/45 (144A)                                                 1.74
 5.   Windstream Corp.                                                     1.74
 6.   Loews Corp. - Carolina Group                                         1.70
 7.   Merck & Co., Inc.                                                    1.52
 8.   Duke Energy Corp.                                                    1.43
 9.   Tobacco Settlement Financing Corp., 5.875%, 5/15/39                  1.41
10.   Garden State Preservation Trust, RIB, 10.508%, 11/1/22 (144A)        1.39

* This list excludes money market and derivative instruments. Portfolio holdings will vary for other periods. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Market Price          11/30/06   11/30/05
   per Common Share    $14.00     $12.18

Net Asset Value       11/30/06   11/30/05
   per Common Share    $16.17     $14.65

                               Net
Distributions              Investment     Short-Term      Long-Term
per Common Share             Income     Capital Gains   Capital Gains
(12/1/05 - 11/30/06)        $0.6684          $ -           $0.0807

Pioneer Tax Advantaged Balanced Trust

-----------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/06
-----------------------------------------------------------------------------

Investment Returns
-----------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Tax Advantaged Balanced Trust at public offering price, compared to that of the Lehman Brothers Municipal Bond Index and the S&P 500 Index.

Cumulative Total Returns
(As of November 30, 2006)

                            Net Asset       Market
Period                     Value (NAV)      Price
Life-of-Trust
(1/30/04)                     32.63%         9.70%
1 Year                        16.95         21.79

     [DATA BELOW IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL REPORT]

                    Pioneer         Lehman Brothers
                 Tax Advanted          Municipal       Standard &
                Balanced Trust        Bond Index       Poor's 500
1/04                10,007              10,000           10,000
11/04                8,874              10,263           10,529
11/05                9,008              10,662           11,418
11/06               10,970              11,314           13,041

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below Net Asset Value ("NAV"), due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at market price.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the redemption of Trust shares.

Index comparison begins January 31, 2004. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or charges. You cannot invest directly in an Index.

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/06
--------------------------------------------------------------------------------

During the fiscal year ended November 30, 2006, shareowners in Pioneer Tax Advantaged Balanced Trust benefited from the strong performance of two high-quality asset classes - municipal bonds and dividend-paying stocks. Over the 12 months, the Trust's well-diversified portfolio provided a dividend yield that was larger than those of the S&P 500 and the Dow Jones Industrial Average. In most instances, the dividends received from the bonds in the portfolio are exempt from federal taxes. Also, the dividends derived from the portfolio's equities are likely to qualify for the more favorable federal income tax rate of 15%. In the following interview, David Eurkus, who is a member of the team responsible for the Trust's fixed-income portion, and Walter Hunnewell, Jr., who is a member of the team responsible for the Trust's equity portion, discuss the Trust's investment strategy and outlook.

Q: How did the Trust perform during the period?


A: For the fiscal year ended November 30, 2006, Pioneer Tax Advantaged Balanced
   Trust returned 16.95% at net asset value and 21.79% at market price. As of November 30, 2006, the Trust was selling at a discount of market price to net asset value of 13.42%. For the same fiscal year, the Lehman Brothers Municipal Bond Index returned 6.12%, and the S&P 500 Index returned 14.22%. Unlike open-ended funds, a closed-end fund's price goes up and down based on supply and demand, independent of a fund's net asset value, or NAV per share. It isn't unusual to find closed-end funds trading at a discount. At the end of the period, closed-end funds on average were trading at a discount to their actual net asset value.

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Information regarding the Trust's principal investment risks is contained in the Trust's original offering prospectus. Please refer to those documents when considering the Trust's risks.

There can be no assurance as to the portion of the Trust's dividends that will be tax-exempt or tax-qualified.

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/06                           (continued)
--------------------------------------------------------------------------------

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise. By concentrating in municipal securities, the portfolio is more susceptible to adverse economic, political or regulatory developments than in a portfolio that invests more broadly. Investments in the Trust are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

The Trust may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

The Trust may use leverage through the issuance of preferred shares with an aggregate liquidation preference of up to 331/3% of the Trust's total assets after such issuance. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares.

Q: What were the principal strategies used in managing the Trust?

A: We continued to focus on providing income with about a 55%/45% mix of municipal bonds and dividend-paying equity securities.

   In the fixed-income portion of the Trust, we emphasized sectors that are vital components of the U.S. economy - a strategy that benefited the Trust as the economy expanded. The biggest positions were in health care, education and various other revenue bonds, on which the payment of interest and principal depend on revenues generated from the particular asset that the bond was issued to finance. Approximately 10% of the Trust's fixed-income assets were invested in below investment-grade bonds; and at the end of the period, the average credit quality of the fixed-income holdings was A. The Trust had 113 fixed-income issues in 35 states, territories and the District of Columbia.

   In the equity portion, our focus was on sectors that tend to pay the biggest dividends. While our goal is to be well diversified across all sectors, the biggest positions were in financials, utilities and telecommunications. When selecting individual securities, we emphasized well established corporations that offered the biggest potential for future dividends and capital appreciation. In addition

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   to owning common equities, we balanced our dividend income mandate by owning higher-yielding preferred stocks. This resulted in an approximately equal split between common and preferred stocks. During the fiscal period, a number of preferred stocks were called as market interest rates declined providing companies with an opportunity to refinance at lower rates. In addition to replacing called securities, we made other changes to the portfolio. For example, during the reporting period we created a position in Windstream, a provider of wire line telecommunications services in rural areas, and we sold BellSouth in favor of Verizon Communications which we believed was undervalued.

   On November 30, 2006, 27% of the Trust was leveraged, including the value of the Trust's previously issued preferred shares. In the past we borrowed funds at lower rates and invested those funds in high-yielding securities. This leveraging strategy has aided return for several years. Over the fiscal period, short-term rates stabilized and then started to decline toward the end of the period. Should rates continue to decline, the cost of borrowing would also go down, providing the Trust with a modest amount of additional income. A rise in short-term interest rates in the future would add to the Trust's borrowing costs, and the ability to sustain present dividend levels could be affected.

Q: What contributed to performance?

A: Maintaining a longer duration than our fixed-income benchmark, the Lehman
   Brothers Municipal Bond Index, helped increase both the Trust's tax-free income and principal appreciation throughout the fiscal year. (Duration measures a bond's price sensitivity to interest-rate movements). The supply/demand situation for municipal bonds also benefited return, as rising interest rates and relatively strong economic growth led to a decline in new debt issuance. While supply contracted, demand remained robust, boosting the value of the portfolio's municipal bonds. The Trust's below investment-grade bonds also aided results.

   Among equities, telecommunications companies had the largest positive impact on performance. Our focus on high dividend-paying stocks was also beneficial, as investor enthusiasm for the asset class boosted the prices of several of our holdings. Individual contributors to performance included AT&T, the largest position in the portfolio. This was followed by the Loews Corp. - Carolina Group, the tracking stock for Loews tobacco subsidiary. Among

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/06                             (continued)
--------------------------------------------------------------------------------

   health care companies, Merck & Co. helped drive performance. In energy, Atmos Energy, a natural gas utility with attractive non-regulated, related businesses, was helpful.

Q: What detracted from performance?

A: The municipal bonds in the portfolio were positive; however, the higher quality bonds underperformed the lower-quality securities, which accounted for only 10% of the Trust's assets.

   Some individual stocks were disappointing. In the consumer area, Tupperware Corp. held back results. As of the date of this report, the stock remained in the portfolio because we believe its global opportunities are attractive. Among financial stocks, TrustCo Bank and FirstMerit fell short of our expectations. While FirstMerit was sold, we continued to hold TrustCo Bank, as the company has a good balance sheet and has the potential to do well as the yield curve normalizes, with longer-term yields rising above short-term yields. (The yield curve shows the relationship between bond yields and maturity lengths.)

Q: What is your outlook?

A: As we move into 2007, we have a favorable outlook for both municipal bonds and dividend-paying stocks. While inflation remains a concern, the pace of economic growth has decelerated, and the Federal Reserve has held interest rates steady at 5.25%. The portfolio is positioned for this type of environment, as stable and possibly declining interest rates should be positive for both the fixed-income and equity portions of the Trust. As in the past, we will continue to seek relatively high levels of current income from fixed-income and dividend-producing preferred and common stocks, while maintaining our strong emphasis on quality.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/06
--------------------------------------------------------------------------------

                     S&P/Moody's
Principal            Ratings
Amount               (unaudited)                                                            Value
                                   TAX EXEMPT OBLIGATIONS - 72.1% of Net Assets
                                   Alabama - 1.7%
  $  5,990,000       AAA/Aaa       Birmingham Waterworks & Sewer Revenue,
                                     5.0%, 1/1/43                                    $  6,267,696
     1,500,000       NR/NR         Sylacauga Health Care Authority Revenue,
                                     6.0%, 8/1/35                                       1,564,680
                                                                                     ------------
                                                                                     $  7,832,376
                                                                                     ------------
                                   Arizona - 0.9%
     1,000,000       BBB/Baa1      Maricopa County Hospital Revenue,
                                     5.0%, 4/1/35                                    $  1,036,350
     1,000,000       NR/Baa3       Pima County Industrial Development Authority,
                                     6.375%, 7/1/31                                     1,068,780
     1,000,000       NR/Baa3       Pima County Industrial Development Authority,
                                     6.75%, 7/1/31                                      1,065,400
     1,000,000       NR/NR         Pima County Industrial Development Authority,
                                     7.5%, 7/1/34                                       1,068,930
                                                                                     ------------
                                                                                     $  4,239,460
                                                                                     ------------
                                   California - 3.6%
     1,000,000       A/A2          California Health Facilities Authority Revenue,
                                     5.25%, 7/1/23                                   $  1,069,580
     4,000,000       BBB/Baa3      Golden State Tobacco Securitization Corp.,
                                     6.75%, 6/1/39                                      4,599,720
     9,655,000(a)    NR/A3         Golden State Tobacco Securitization Corp.,
                                     RIB, 7.41%, 6/1/45 (144A)                         11,025,527
                                                                                     ------------
                                                                                     $ 16,694,827
                                                                                     ------------
                                   Connecticut - 1.3%
     4,190,000       BBB-/Baa1     Connecticut State Development Authority
                                     Pollution Control Revenue, 5.85%, 9/1/28        $  4,417,349
     1,500,000       BB/NR         Mohegan Tribe Indians Gaming Authority,
                                     5.25%, 1/1/33 (144A)                               1,559,250
                                                                                     ------------
                                                                                     $  5,976,599
                                                                                     ------------
                                   District of Columbia - 0.9%
     4,000,000       BBB/Baa3      District of Columbia Tobacco Settlement
                                     Financing Corp., 6.75%, 5/15/40                 $  4,401,120
                                                                                     ------------
                                   Florida - 3.4%
     1,105,000       A+/A2         Highlands County Health Facilities Authority
                                     Revenue, 5.0%, 11/15/24                         $  1,166,195
     5,000,000+      NR/A2         Highlands County Health Facilities Authority
                                     Revenue, 6.0%, 11/15/25                            5,632,550

The accompanying notes are an integral part of these financial statements.    11

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/06                                     (continued)
--------------------------------------------------------------------------------

                     S&P/Moody's
Principal            Ratings
Amount               (unaudited)                                                        Value
                                   Florida - (continued)
  $  1,080,000       NR/NR         Madison County First Mortgage Revenue,
                                     6.0%, 7/1/25                                $  1,124,518
     2,025,000       BB+/NR        Miami Beach Health Facilities Authority,
                                     5.375%, 11/15/28                               2,066,634
       500,000       BB+/Ba1       Miami Beach Health Facilities Authority,
                                     6.7%, 11/15/19                                   556,095
     3,970,000(a)    NR/Aaa        Tampa-Hillsborough County Expressway
                                     Authority Revenue, RIB, 8.019%,
                                     7/1/23 (144A)                                  5,066,554
                                                                                 ------------
                                                                                 $ 15,612,546
                                                                                 ------------
                                   Georgia - 4.9%
     5,000,000       AAA/Aaa       Burke County Development Authority Revenue,
                                     4.75%, 5/1/34                               $  5,081,800
     9,580,000(a)    NR/Aaa        Georgia Municipal Electric Authority Power
                                     Revenue, RIB, 7.689%, 1/1/20 (144A)           12,146,290
     2,500,000       BBB/NR        Milledgeville-Baldwin County Development
                                     Authority Revenue, 5.5%, 9/1/24                2,703,500
     2,500,000       BBB/NR        Milledgeville-Baldwin County Development
                                     Authority Revenue, 5.625%, 9/1/30              2,725,600
                                                                                 ------------
                                                                                 $ 22,657,190
                                                                                 ------------
                                   Illinois - 3.9%
     3,000,000       AAA/Aaa       Chicago Illinois General Obligation,
                                     5.0%, 1/1/28                                $  3,183,420
     4,580,000       NR/Baa1       Illinois Development Finance Authority
                                     Revenue, 5.25%, 10/1/24                        4,857,182
     5,000,000       AA+/Aaa       Illinois Educational Facilities Authority
                                     Revenue, 5.0%, 12/1/38                         5,280,850
     2,000,000       AA+/Aa2       Illinois Finance Authority Revenue,
                                     5.5%, 8/15/43                                  2,202,760
     2,055,000(a)    NR/Aa2        Illinois Finance Authority Revenue, RIB,
                                     9.763%, 8/15/43 (144A)                         2,763,338
                                                                                 ------------
                                                                                 $ 18,287,550
                                                                                 ------------
                                   Indiana - 0.9%
     4,135,000       BBB-/Ba1      Indiana State Development Finance Authority
                                     Revenue, 5.75%, 10/1/11                     $  4,306,975
                                                                                 ------------
                                   Louisiana - 1.9%
     8,335,000       BBB/Baa3      Tobacco Settlement Financing Corp.,
                                     5.875%, 5/15/39                             $  8,948,789
                                                                                 ------------

12    The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  S&P/Moody's
Principal         Ratings
Amount            (unaudited)                                                           Value
                                Maryland - 1.8%
$3,000,000        BBB-/Baa3     Frederick County Educational Facilities
                                  Revenue, 5.625%, 9/1/38                        $  3,242,910
1,000,000         NR/NR         Maryland State Economic Development
                                  Revenue, Series A, 5.00%, 12/1/16                 1,015,740
  750,000         NR/NR         Maryland State Economic Development
                                  Revenue, Series B, 5.00%, 12/1/16                   758,835
1,000,000         NR/NR         Maryland State Economic Development
                                  Revenue, 5.00%, 12/1/31                           1,014,150
2,000,000         A/A2          Maryland State Health & Higher Educational
                                  Facilities Authority Revenue,
                                  5.125%, 7/1/34                                    2,111,060
                                                                                 ------------
                                                                                 $  8,142,695
                                                                                 ------------
                                Massachusetts - 4.0%
2,000,000         AA+/Aa1       Massachusetts Health & Educational Facilities
                                  Authority Revenue, 5.0%, 7/1/33                $  2,121,860
1,550,000         BBB-/Baa3     Massachusetts Health & Educational Facilities
                                  Authority Revenue, 5.25%, 7/15/18                 1,570,553
1,600,000         BBB/NR        Massachusetts Health & Educational Facilities
                                  Authority Revenue, 5.45%, 11/15/23                1,646,576
2,120,000         BBB/Baa3      Massachusetts Health & Educational Facilities
                                  Authority Revenue, 5.625%, 7/1/20                 2,206,432
  900,000         BBB/Baa3      Massachusetts Health & Educational Facilities
                                  Authority Revenue, 6.25%, 7/1/22                    982,611
2,750,000         BBB/Baa2      Massachusetts Health & Educational Facilities
                                  Authority Revenue, 6.625%, 7/1/32                 3,037,485
2,000,000         A/NR          Massachusetts State Development Finance
                                  Agency, 5.0%, 3/1/36                              2,091,820
  500,000         BBB-/NR       Massachusetts State Development Finance
                                  Agency, 5.5%, 1/1/35                                520,145
1,100,000         BBB/Baa2      Massachusetts State Development Finance
                                  Agency, 5.625%, 10/1/24                           1,189,936
1,000,000         BBB/Baa2      Massachusetts State Development Finance
                                  Agency, 5.7%, 10/1/34                             1,078,030
2,000,000+        AAA/Aaa       University of Massachusetts Building Authority
                                  Project Revenue, 5.25%, 11/1/29                   2,229,960
                                                                                 ------------
                                                                                 $ 18,675,408
                                                                                 ------------

The accompanying notes are an integral part of these financial statements.    13

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/06                                     (continued)
--------------------------------------------------------------------------------

                     S&P/Moody's
Principal            Ratings
Amount               (unaudited)                                                          Value
                                   Michigan - 1.9%
  $  5,000,000       BB/NR         Macomb County Hospital Finance Authority
                                     Revenue, 5.875%, 11/15/34                     $  5,317,700
     2,000,000       NR/NR         Michigan State Hospital Finance Authority
                                     Revenue, 5.25%, 11/15/25                         2,097,340
     1,000,000       NR/NR         Michigan State Hospital Finance Authority
                                     Revenue, 5.5%, 11/15/35                          1,062,530
       335,000       BB-/Ba3       Pontiac Hospital Finance Authority Revenue,
                                     6.0%, 8/1/07                                       335,084
                                                                                   ------------
                                                                                   $  8,812,654
                                                                                   ------------
                                   Minnesota - 0.8%
     2,000,000       A-/NR         Duluth Economic Development Authority
                                     Health Care Facilities Revenue,
                                     5.25%, 2/15/28                                $  2,124,200
     1,500,000       A-/NR         Duluth Economic Development Authority
                                     Health Care Facilities Revenue,
                                     5.25%, 2/15/33                                   1,583,610
                                                                                   ------------
                                                                                   $  3,707,810
                                                                                   ------------
                                   Missouri - 0.4%
     1,720,000       AA/Aa3        Missouri State Health & Educational Authority
                                     Health Facilities Revenue, 5.25%, 8/15/28     $  1,849,482
                                                                                   ------------
                                   Montana - 0.2%
     1,000,000       NR/A3         Montana Finance Authority Hospital Facilities
                                     Revenue, 5.0%, 6/1/24                         $  1,040,580
                                                                                   ------------
                                   Nebraska - 1.3%
     4,980,000(a)    NR/Aaa        Nebraska Public Power District Revenue, RIB,
                                     8.01%, 1/1/41 (144A)                          $  6,053,489
                                                                                   ------------
                                   Nevada - 1.5%
     3,000,000       B/NR          Clark County Industrial Development Revenue,
                                     5.5%, 10/1/30                                 $  2,999,940
     1,500,000       A/A2          Henderson Nevada Health Care Facilities
                                     Revenue, 5.625%, 7/1/24                          1,637,580
     2,500,000       BB+/Ba1       Washoe County Water Facility Revenue,
                                     5.0%, 3/1/36                                     2,530,625
                                                                                   ------------
                                                                                   $  7,168,145
                                                                                   ------------

14    The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     S&P/Moody's
Principal            Ratings
Amount               (unaudited)                                                         Value
                                   New Hampshire - 0.6%
  $  1,800,000+      NR/NR         New Hampshire Business Finance Authority
                                     Revenue, 6.05%, 9/1/29 (144A)                $  1,892,412
     1,000,000       A+/A2         New Hampshire Health & Education Facilities
                                     Authority Revenue, 5.75%, 10/1/31               1,076,230
                                                                                  ------------
                                                                                  $  2,968,642
                                                                                  ------------
                                   New Jersey - 5.6%
     1,250,000       BBB/Baa3      Camden County Improvement Authority
                                     Revenue, 5.75%, 2/15/34                      $  1,363,388
     5,920,000(a)    NR/Aaa        Garden State Preservation Trust, RIB,
                                     10.508%, 11/1/22 (144A)                         8,811,027
       710,000       NR/NR         New Jersey Economic Development Authority
                                     Revenue, 5.75%, 1/1/25                            739,280
     1,230,000       NR/NR         New Jersey Economic Development Authority
                                     Revenue, 5.875%, 1/1/37                         1,286,900
     1,500,000       BB/Ba2        New Jersey Health Care Facilities Financing
                                     Authority Revenue, 5.125%, 7/1/14               1,459,080
     5,000,000       BBB/Baa1      New Jersey Health Care Facilities Financing
                                     Authority Revenue, 5.375%, 7/1/33               5,287,650
     3,500,000       NR/NR         New Jersey Health Care Facilities Financing
                                     Authority Revenue, 7.25%, 7/1/27                3,602,970
     3,000,000       BBB/Baa3      Tobacco Settlement Financing Corp.,
                                     6.25%, 6/1/43                                   3,364,920
                                                                                  ------------
                                                                                  $ 25,915,215
                                                                                  ------------
                                   New Mexico - 0.6%
     1,000,000       AA/NR         Do-a Ana County PILT Revenue,
                                     5.25%, 12/1/25                               $  1,077,780
     1,500,000       NR/A3         Farmington New Mexico Hospital Revenue,
                                     5.0%, 6/1/23                                    1,567,710
                                                                                  ------------
                                                                                  $  2,645,490
                                                                                  ------------
                                   New York - 4.8%
     2,000,000       NR/NR         Dutchess County Industrial Development
                                     Agency Revenue, 7.5%, 3/1/29                 $  2,228,640
     1,000,000       NR/Aa2        New York City Industrial Development Agency,
                                     5.0%, 7/1/27                                    1,065,520
     1,000,000       NR/Aa2        New York City Industrial Development Agency,
                                     5.25%, 7/1/24                                   1,092,000

The accompanying notes are an integral part of these financial statements.    15

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/06                                     (continued)
--------------------------------------------------------------------------------

                      S&P/Moody's
Principal             Ratings
Amount                (unaudited)                                                            Value
                                    New York - (continued)
   $  8,820,000(b)    AAA/Aa1       New York City Transitional Finance Authority
                                      Revenue, 0.0%, 11/1/29                          $  7,353,763
      5,000,000       AA-/A1        Port Authority of New York & New Jersey
                                      Revenue, 5.0%, 9/1/38                              5,309,950
      4,900,000       AAA/Aaa       Triborough Bridge & Tunnel Authority,
                                      5.25%, 11/15/30                                    5,305,867
                                                                                      ------------
                                                                                      $ 22,355,740
                                                                                      ------------
                                    North Carolina - 1.4%
      3,000,000       AA+/Aa1       North Carolina Capital Facilities Finance
                                      Agency Revenue, 5.125%, 7/1/42                  $  3,164,700
      1,000,000       AA/Aa3        North Carolina Capital Facilities Finance
                                      Agency Student Revenue, 5.0%, 6/1/27               1,051,030
      1,000,000       AA/Aa3        North Carolina Capital Facilities Finance
                                      Agency Student Revenue, 5.0%, 6/1/32               1,048,540
      1,000,000       NR/NR         North Carolina Medical Care Commission
                                      Health Care Facilities Revenue,
                                      5.0%, 11/1/23                                      1,043,120
                                                                                      ------------
                                                                                      $  6,307,390
                                                                                      ------------
                                    Ohio - 1.4%
      2,000,000       B-/Caa1       Cleveland Airport Special Revenue,
                                      5.7%, 12/1/19                                   $  2,030,800
      3,000,000+      AAA/Aaa       Columbus City School District, 5.0%, 12/1/32         3,291,960
      1,000,000       AAA/Aaa       Hamilton County Hospital Facilities Revenue,
                                      5.125%, 5/15/28                                    1,069,920
                                                                                      ------------
                                                                                      $  6,392,680
                                                                                      ------------
                                    Oregon - 0.6%
      2,935,000       NR/Aaa        Oregon State Housing & Community Services
                                      Department Multi-Family Revenue,
                                      6.0%, 7/1/31                                    $  3,019,557
                                                                                      ------------
                                    Pennsylvania - 2.7%
      5,000,000+      AAA/Aaa       Pennsylvania State Turnpike Commission Oil
                                      Franchise Tax Revenue, 5.0%, 12/1/31            $  5,446,050
      3,000,000       A-/NR         Sayre Health Care Facilities Authority Revenue,
                                      5.875%, 12/1/31                                    3,274,500
        280,000       B-/NR         Scranton-Lackawanna Health & Welfare
                                      Authority Hospital Revenue, 5.9%, 7/1/08             280,442

16    The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               S&P/Moody's
Principal      Ratings
Amount         (unaudited)                                                        Value
                             Pennsylvania - (continued)
$ 700,000      B-/NR         Scranton-Lackawanna Health & Welfare
                               Authority Hospital Revenue, 6.0%, 7/1/09    $    703,108
  460,000      B-/NR         Scranton-Lackawanna Health & Welfare
                               Authority Hospital Revenue, 6.05%, 7/1/10        462,369
2,165,000      AA+/Aaa       Swarthmore Borough Authority College
                               Revenue, 5.0%, 9/15/31                         2,269,007
                                                                           ------------
                                                                           $ 12,435,476
                                                                           ------------
                             Puerto Rico - 3.2%
8,000,000      BBB+/Baa3     Puerto Rico Commonwealth Highway &
                               Transportation Authority Revenue,
                               5.125%, 7/1/43                              $  8,449,600
5,000,000      BBB/Baa3      Puerto Rico Public Buildings Authority
                               Revenue, 5.25%, 7/1/33                         5,388,350
1,000,000      BBB-/Ba1      Puerto Rico Public Finance Corp.,
                               5.75%, 8/1/27                                  1,085,310
                                                                           ------------
                                                                           $ 14,923,260
                                                                           ------------
                             Rhode Island - 1.1%
1,640,000      BBB/Baa3      Tobacco Settlement Financing Corp.,
                               6.125%, 6/1/32                              $  1,764,492
3,100,000      BBB/Baa3      Tobacco Settlement Financing Corp.,
                               6.25%, 6/1/42                                  3,354,014
                                                                           ------------
                                                                           $  5,118,506
                                                                           ------------
                             South Carolina - 3.9%
6,000,000      A-/A3         Berkeley County School District Installment
                               Lease, 5.0%, 12/1/28                        $  6,247,980
5,000,000      AAA/Aaa       Florence County Hospital Revenue,
                               5.25%, 11/1/34                                 5,407,100
3,500,000      A/A2          Lexington County Health Services District,
                               Inc., Hospital Revenue, 5.5%, 11/1/32          3,753,260
2,500,000      A-/A3         South Carolina Jobs Economic Development
                               Authority Revenue, 5.5%, 11/15/23              2,681,950
                                                                           ------------
                                                                           $ 18,090,290
                                                                           ------------
                             Tennessee - 0.6%
2,500,000      NR/Baa3       Knox County Health Educational & Housing
                               Facilities Board Hospital Revenue,
                               6.5%, 4/15/31                               $  2,720,925
                                                                           ------------

The accompanying notes are an integral part of these financial statements.    17

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/06                                     (continued)
--------------------------------------------------------------------------------

                     S&P/Moody's
Principal            Ratings
Amount               (unaudited)                                                          Value
                                   Texas - 3.5%
  $  1,552,000       NR/Aaa        Houston Housing Financing Corp.,
                                     6.25%, 9/20/31                                $  1,692,223
     2,885,000(a)    NR/Aaa        Houston Utility System Revenue, RIB,
                                     8.947%, 5/15/24 (144A)                           3,741,845
     2,750,000       AAA/Aaa       Lower Colorado River Authority,
                                     5.0%, 5/15/31                                    2,893,248
     1,711,000       NR/Aaa        Panhandle Regional Housing Finance Corp.,
                                     6.6%, 7/20/31                                    1,893,735
     3,000,000       BBB/Baa2      Richardson Hospital Authority, 6.0%, 12/1/34       3,309,570
     1,000,000       BBB-/NR       Seguin Higher Education Facilities Corp.
                                     Revenue, 5.0%, 9/1/23                            1,027,740
     1,500,000       NR/Baa3       Texas State Student Housing Revenue,
                                     6.5%, 9/1/34                                     1,626,645
                                                                                   ------------
                                                                                   $ 16,185,006
                                                                                   ------------
                                   Vermont - 0.3%
     1,295,000       AA/Aa3        Vermont Educational & Health Buildings
                                     Financing Agency Revenue, 5.0%, 7/1/24        $  1,362,521
                                                                                   ------------
                                   Virginia - 2.2%
     1,500,000       NR/A3         Prince William County Industrial Development
                                     Hospital Revenue, 5.2%, 10/1/26               $  1,609,455
     3,925,000       NR/A3         Prince William County Industrial Development
                                     Hospital Revenue, 5.35%, 10/1/36                 4,253,562
     4,000,000       A-/Baa1       Virginia College Building Authority Revenue,
                                     5.0%, 6/1/26                                     4,197,440
                                                                                   ------------
                                                                                   $ 10,060,457
                                                                                   ------------
                                   Washington - 3.5%
     8,000,000       AAA/Aaa       King County Washington Sewer Revenue,
                                     5.0%, 1/1/35                                  $  8,439,920
     7,000,000       BBB/Baa3      Tobacco Settlement Authority Revenue,
                                     6.625%, 6/1/32                                   7,851,550
                                                                                   ------------
                                                                                   $ 16,291,470
                                                                                   ------------
                                   Wisconsin - 0.8%
     3,500,000       BBB+/NR       Wisconsin State Health & Educational
                                     Facilities Authority Revenue, 5.6%, 2/15/29   $  3,643,640
                                                                                   ------------
                                   TOTAL TAX-EXEMPT OBLIGATIONS
                                   (Cost $310,650,705) (c)                         $334,843,960
                                                                                   ------------


18    The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                     Value
              COMMON STOCKS - 36.1% of Net Assets
              Materials - 0.7%
              Diversified Chemicals - 0.3%
   94,000     Olin Corp.                               $  1,572,620
                                                       ------------
              Construction Materials - 0.0%
  3,950       Monarch Cement Co.                       $    113,602
                                                       ------------
              Diversified Metals & Mining - 0.4%
 56,012       Compass Minerals International, Inc.     $  1,853,997
                                                       ------------
              Steel - 0.0%
    200       Worthington Industries, Inc.             $      3,700
                                                       ------------
              Total Materials                          $  3,543,919
                                                       ------------
              Consumer Services & Supplies - 0.6%
              Commercial Printing - 0.6%
 79,034       R.R. Donnelley & Sons Co.                $  2,787,529
                                                       ------------
              Total Consumer Services & Supplies       $  2,787,529
                                                       ------------
              Consumer Durables & Apparel - 1.2%
              Home Furnishings - 0.4%
 50,000       Bassett Furniture Industries, Inc.       $    885,000
 48,386       Kimball International, Inc.                 1,160,780
                                                       ------------
                                                       $  2,045,780
                                                       ------------
              Housewares & Specialties - 0.8%
166,444       Tupperware Corp.                         $  3,533,606
                                                       ------------
              Total Consumer Durables & Apparel        $  5,579,386
                                                       ------------
              Consumer Services - 0.6%
              Specialized Consumer Services - 0.6%
200,227       ServiceMaster Co.                        $  2,592,940
                                                       ------------
              Total Consumer Services                  $  2,592,940
                                                       ------------
              Media - 1.0%
              Movies & Entertainment - 0.9%
206,487       Regal Entertainment Group                $  4,296,994
                                                       ------------
              Publishing - 0.1%
  9,905       Idearc, Inc.                             $    272,806
                                                       ------------
              Total Media                              $  4,569,800
                                                       ------------

The accompanying notes are an integral part of these financial statements.    19

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/06                                     (continued)
--------------------------------------------------------------------------------

   Shares                                                      Value
              Food, Beverage & Tobacco - 5.2%
              Tobacco - 5.2%
   76,000     Altria Group, Inc.                        $  6,399,960
172,872       Loews Corp. - Carolina Group                10,782,027
120,356       UST, Inc.                                    6,737,529
                                                        ------------
              Total Food, Beverage & Tobacco            $ 23,919,516
                                                        ------------
              Pharmaceuticals, Biotechnology & Life Sciences - 3.8%
              Pharmaceuticals - 3.8%
329,758       Bristol-Myers Squibb Co.                  $  8,187,891
216,536       Merck & Co., Inc.                            9,638,017
                                                        ------------
              Total Pharmaceuticals, Biotechnology &
              Life Sciences                             $ 17,825,908
                                                        ------------
              Banks - 3.6%
              Diversified Banks - 0.3%
 28,642       Wachovia Corp.                            $  1,552,110
                                                        ------------
              Regional Banks - 1.9%
 81,550       KeyCorp                                   $  2,943,955
 90,000       National City Corp.                          3,249,000
 67,800       Regions Financial Corp.                      2,484,870
                                                        ------------
                                                        $  8,677,825
                                                        ------------
              Thrifts & Mortgage Finance - 1.4%
222,700       TrustCo Bank Corp., NY                    $  2,509,829
 92,412       Washington Mutual, Inc.                      4,036,556
                                                        ------------
                                                        $  6,546,385
                                                        ------------
              Total Banks                               $ 16,776,320
                                                        ------------
              Diversified Financials - 0.5%
              Other Diversified Financial Services - 0.5%
 42,500       Bank of America Corp.                     $  2,288,626
                                                        ------------
              Total Diversified Financials              $  2,288,626
                                                        ------------
              Telecommunication Services - 8.6%
              Integrated Telecommunication Services - 8.6%
421,497       AT&T, Inc.                                $ 14,292,963
529,946       Citizens Communications Co.                  7,509,335
198,116       Verizon Communications, Inc.                 6,922,173
790,184       Windstream Corp.                            11,015,165
                                                        ------------
              Total Telecommunication Services          $ 39,739,636
                                                        ------------

20    The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                      Value
              Utilities - 10.3%
              Electric Utilities - 1.2%
  138,400     Empire District Electric Co.              $  3,327,136
 74,383       Great Plains Energy, Inc.                    2,351,247
                                                        ------------
                                                        $  5,678,383
                                                        ------------
              Gas Utilities - 3.5%
 81,249       AGL Resources, Inc.                       $  3,120,774
395,466       Atmos Energy Corp.                          12,959,421
                                                        ------------
                                                        $ 16,080,195
                                                        ------------
              Multi-Utilities - 5.6%
137,135       Ameren Corp.                              $  7,502,656
100,000       Consolidated Edison, Inc.                    4,822,000
285,753       Duke Energy Corp.                            9,064,085
134,112       NSTAR                                        4,718,060
                                                        ------------
                                                        $ 26,106,801
                                                        ------------
              Total Utilities                           $ 47,865,379
                                                        ------------
              TOTAL COMMON STOCKS
              (Cost $139,933,980)                       $167,488,959
                                                        ------------
              NON-CONVERTIBLE PREFERRED STOCKS - 26.0% of Net Assets
              Energy - 1.1%
              Oil & Gas Exploration & Production - 1.1%
 49,300       Apache Corp., Series B, 5.68%             $  4,905,350
                                                        ------------
              Total Energy                              $  4,905,350
                                                        ------------
              Automobiles & Components - 0.3%
              Automobile Manufacturers - 0.3%
 46,446       Ford Motor Co. Capital Trust II, 6.5%     $  1,588,042
                                                        ------------
              Total Automobiles & Components            $  1,588,042
                                                        ------------
              Banks - 6.2%
              Diversified Banks - 3.4%
105,000       Bank One Capital VI, 7.2%                 $  2,628,704
120,000       Barclays Bank Plc, Series 2, 6.625%          3,138,000
120,000       HSBC Holdings Plc, Series A, 6.20%,          3,048,000
200,000       Royal Bank of Scotland Group Plc,
                Series L, 5.75%                            4,898,000
 71,000       Wachovia Preferred Funding Corp.,
                Series A, 7.25%                            2,073,200
                                                        ------------
                                                        $ 15,785,904
                                                        ------------

The accompanying notes are an integral part of these financial statements.    21

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/06                                     (continued)
--------------------------------------------------------------------------------

   Shares                                                                 Value
              Thrifts & Mortgage Finance - 2.8%
 21,500       Countrywide Capital IV, 6.75%                        $    534,082
100,000       Fannie Mae, Series N, 5.5%                              4,870,000
 57,000       Freddie Mac, 5.81%                                      2,935,500
 39,000       Freddie Mac, Series F, 5.0%                             1,803,750
 58,000       Freddie Mac, Series K, 5.79%                            3,027,600
                                                                   ------------
                                                                   $ 13,170,932
                                                                   ------------
              Total Banks                                          $ 28,956,836
                                                                   ------------
              Diversified Financials - 7.8%
              Other Diversified Financial Services - 3.9%
 49,000       ABN Amro Capital Fund Trust VII, 6.08%               $  1,235,290
120,000       Bank of America Corp., Series D, 6.204%                 3,158,400
 55,000       Citigroup, Inc., Series G, 6.213%                       2,802,250
 81,500       Citigroup, Inc., Series M, 5.864%                       4,140,200
120,000       Deustche Bank Capital Funding Trust VIII, 6.375%        3,063,756
150,000       JPMorgan Chase Capital Trust XVI, 6.35%                 3,780,000
                                                                   ------------
                                                                   $ 18,179,896
                                                                   ------------
              Consumer Finance - 0.9%
 18,000       MBNA Capital, Series D, 8.125%                       $    459,398
 70,000       SLM Holdings Corp., Series A, 6.97%                     3,812,200
                                                                   ------------
                                                                   $  4,271,598
                                                                   ------------
              Investment Banking & Brokerage - 3.0%
 57,000       Bear Stearns Companies, Inc., Series F, 5.72%        $  2,838,600
 40,000       Bear Stearns Companies, Inc., Series G, 5.49%           1,930,400
100,000       Lehman Brothers Holdings, Inc., 6.5%                    2,580,000
 19,000       Lehman Brothers Holdings, Inc., Series C, 5.94%           964,250
 30,000       Lehman Brothers Holdings, Inc., Series D, 5.67%         1,560,000
 65,000       Merrill Lynch Preferred Capital Trust IV, 7.12%         1,670,964
 87,000       Merrill Lynch Preferred Capital Trust V, 7.28%          2,248,959
                                                                   ------------
                                                                   $ 13,793,173
                                                                   ------------
              Total Diversified Financials                         $ 36,244,667
                                                                   ------------
              Insurance - 3.7%
              Life & Health Insurance - 0.8%
159,000       Scottish Re Group, Ltd., 7.25%                       $  3,649,050
                                                                   ------------
              Property & Casualty Insurance 2.0%
110,000       ACE, Ltd., Series C, 7.8%                            $  2,862,200
161,000       Berkley W.R. Capital Trust II, 6.75%                    3,989,500
109,000       XL Capital, Ltd., Series B, 7.625%                      2,802,390
                                                                   ------------
                                                                   $  9,654,090
                                                                   ------------

22    The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                                Value
              Reinsurance - 0.9%
  170,500     RenaissanceRe Holdings, Ltd., Series C, 6.08%       $  4,081,770
                                                                  ------------
              Total Insurance                                     $ 17,384,910
                                                                  ------------
              Real Estate - 3.7%
              Diversification Real Estate Investment Trusts - 0.9%
128,000       PS Business Parks, Inc., Series H, 7.0%             $  3,262,720
 32,440       PS Business Parks, Inc., Series I, 6.875%                820,732
                                                                  ------------
                                                                  $  4,083,452
                                                                  ------------
              Industrial Real Estate Investment Trusts - 0.2%
 40,000       Prologis Trust, Series G, 6.75%                     $  1,026,400
                                                                  ------------
              Office Real Estate Investment Trusts - 0.4%
 15,000       Brandywine Realty Trust, Series C, 7.5%             $    385,950
 34,500       Brandywine Realty Trust, Series D, 7.375%                887,340
 27,000       Equity Office Properties Trust, Series G, 7.75%          676,080
                                                                  ------------
                                                                  $  1,949,370
                                                                  ------------
              Residential Real Estate Investment Trusts - 0.5%
 92,000       Home Properties New York, Inc., Series F, 9.0%      $  2,323,000
                                                                  ------------
              Retail Real Estate Investment Trusts - 0.8%
 94,000       Regency Centers Corp., Series C, 7.45%              $  2,362,220
 53,500       Regency Centers Corp., Series E, 6.7%                  1,333,755
                                                                  ------------
                                                                  $  3,695,975
                                                                  ------------
              Specialized Real Estate Investment Trusts - 0.9%
124,000       Public Storage, Inc., Series F, 6.45%               $  3,085,120
 35,480       Public Storage, Inc., Series T, 7.625%                   900,128
                                                                  ------------
                                                                  $  3,985,248
                                                                  ------------
              Total Real Estate                                   $ 17,063,445
                                                                  ------------
              Utilities - 3.2%
              Electric Utilities - 2.9%
 98,000       Alabama Power Co., 5.3%                             $  2,450,000
113,000       Alabama Power Co., 5.83%                               2,830,650
 78,000       Interstate Power & Light Co., Series B, 8.375%         2,450,760
 40,000       Mississippi Power Co., 5.25%                             997,500
  7,700       PPL Electric Utilities Corp., 4.5%                       659,120
 73,000       Southern California Edison Co., 4.32%                  1,452,700
 94,000       Virginia Power Capital Trust II, 7.375%                2,366,401
                                                                  ------------
                                                                  $ 13,207,131
                                                                  ------------

The accompanying notes are an integral part of these financial statements.    23

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/06                                     (continued)
--------------------------------------------------------------------------------

    Shares                                                                  Value
               Gas Utilities - 0.3%
   62,000      Southern Union Co., Series C, 7.55%                  $   1,605,800
                                                                    -------------
               Total Utilities                                      $  14,812,931
                                                                    -------------
               TOTAL NON-CONVERTIBLE PREFERRED STOCKS
               (Cost $122,128,416)                                  $ 120,956,181
                                                                    -------------
               CONVERTIBLE PREFERRED STOCKS - 2.1% of Net Assets
               Capital Goods - 0.4%
               Aerospace & Defense - 0.4%
   15,000      Northrop Grumman Corp., 7.0%                         $   1,972,500
                                                                    -------------
               Total Capital Goods                                  $   1,972,500
                                                                    -------------
               Diversified Financials - 1.4%
               Other Diversified Financial Services - 1.4%
  161,000      Lazard, Ltd., 6.625%                                 $   6,415,850
                                                                    -------------
               Total Diversified Financials                         $   6,415,850
                                                                    -------------
               Insurance - 0.3%
               Property & Casualty Insurance - 0.3%
   47,919      XL Capital, Ltd., Class A, 7.0%                      $   1,248,769
                                                                    -------------
               Total Insurance                                      $   1,248,769
                                                                    -------------
               TOTAL CONVERTIBLE PREFERRED STOCKS
               (Cost $7,130,041)                                    $   9,637,119
                                                                    -------------
               TAX-EXEMPT MONEY MARKET MUTUAL FUND - 0.4%
               of Net Assets
1,885,369      BlackRock Provident Institutional Municipal Fund     $   1,885,369
                                                                    -------------
               TOTAL TAX-EXEMPT MONEY MARKET MUTUAL FUND
               (Cost $1,885,369)                                    $   1,885,369
                                                                    -------------
               TOTAL INVESTMENTS IN SECURITIES - 136.7%
               (Cost $581,728,511) (d)                              $ 634,811,588
                                                                    -------------
               OTHER ASSETS AND LIABILITIES - 1.3%                  $   5,823,340
                                                                    -------------
               PREFERRED SHARES AT REDEMPTION VALUE,
               INCLUDING DIVIDENDS PAYABLE - (38.0%)                $(176,343,771)
                                                                    -------------
               NET ASSETS APPLICABLE TO COMMON
               SHAREOWNERS - 100.0%                                 $ 464,291,157
                                                                    =============

24    The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2006, the value of these securities amounted $53,059,732, or 11.4% of total net assets.

NR     Security not rated by S&P or Moody's.

+ Prerefunded bonds have been collateralized by U.S. Treasury securities and government agencies obligations, which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

(a) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate at November 30, 2006.

(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at year end.

(c) The concentration of tax-exempt investments by type of obligation/market sector is as follows:

       Insured                            27.6%
       Revenue Bonds:
         Health Revenue                   25.1
         Tobacco Revenue                  13.5
         Development Revenue               9.6
         Education Revenue                 9.4
         Transportation Revenue            4.1
         Other                             3.8
         Housing Revenue                   2.0
         School District Revenue           1.8
         Pollution Control Revenue         1.3
         Water Revenue                     0.7
         Airport Revenue                   0.6
         Gaming Revenue                    0.5
                                         -----
                                         100.0%
                                         =====

(d) At November 30, 2006, the net unrealized gain on investments based on cost for federal income tax purposes of $581,531,207 was as follows:

        Aggregate gross unrealized gain for all investments in which there is an
        excess of value over tax cost                                             $56,961,136
        Aggregate gross unrealized loss for all investments in which there is an
        excess of tax cost over value                                              (3,680,755)
                                                                                  -----------
        Net unrealized gain                                                       $53,280,381
                                                                                  ===========

For financial reporting purposes net unrealized gain on investments was $53,083,077 and cost of investments aggregated $581,728,511.

Portfolio Abbreviations
RIB - Residual Interest Bonds

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2006, aggregated $116,569,780 and $96,935,275, respectively.

The accompanying notes are an integral part of these financial statements.    25

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 11/30/06
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $581,728,511)       $634,811,588
  Receivables -
    Dividends and interest                                         6,570,220
  Unrealized appreciation on interest rate swaps                   1,250,092
  Prepaid expenses                                                    21,402
                                                                ------------
     Total assets                                               $642,653,302
                                                                ------------
LIABILITIES:
  Due to custodian                                              $  1,544,341
  Due to affiliate                                                   346,092
  Administration fee payable                                          32,098
  Accrued expenses                                                    95,843
                                                                ------------
     Total liabilities                                          $  2,018,374
                                                                ------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 7,050
    shares, including dividends payable of $93,771              $176,343,771
                                                                ------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                               $408,360,057
  Undistributed net investment income                              1,185,061
  Accumulated net realized gain on investments and interest
    rate swaps                                                       412,870
  Net unrealized gain on investments                              53,083,077
  Net unrealized gain on interest rate swaps                       1,250,092
                                                                ------------
     Net assets applicable to common shareowners                $464,291,157
                                                                ============
NET ASSET VALUE PER SHARE:
No par value, (unlimited number of shares authorized)
Based on $464,291,157/28,706,981 common shares                  $      16.17
                                                                ============

26    The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust

-----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------
For the Year Ended 11/30/06

INVESTMENT INCOME:
    Dividends                                   $ 14,108,882
    Interest                                      18,779,051
                                                ------------
                                                                   $ 32,887,933
                                                                   ------------
EXPENSES:
    Management fees                             $  3,669,043
    Administration fees and reimbursement            478,429
    Transfer agent fees and expenses                  55,713
    Auction agent fees                               467,495
    Custodian fees                                    28,231
    Registration fees                                 14,488
    Professional fees                                 83,220
    Printing expense                                  27,475
    Trustees' fees                                    15,325
    Pricing fees                                      16,559
    Insurance fees                                    18,307
    Miscellaneous                                     15,480
                                                ------------
     Total expenses                                                $  4,889,765
                                                                   ------------
       Net investment income                                       $ 27,998,168
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND INTEREST RATE SWAPS:
    Net realized gain from:
     Investments                                $    167,144
     Interest rate swaps                             521,330       $    688,474
                                                ------------       ------------
    Change in net unrealized gain from:
     Investments                                $ 45,742,585
     Interest rate swaps                          (1,179,279)      $ 44,563,306
                                                ------------       ------------
       Net gain on investments and interest
         rate swaps                                                $ 45,251,780
                                                                   ------------
DIVIDENDS AND DISTRIBUTIONS TO PREFERRED
SHAREOWNERS FROM:
    Net investment income                       $ (7,360,344)
    Net realized gains                              (571,728)
                                                ------------
     Total distributions                                           $ (7,932,072)
                                                                   ------------
       Net increase in net assets applicable
         to common shareowners resulting
         from operations                                           $ 65,317,876
                                                                   ============

The accompanying notes are an integral part of these financial statements.    27

Pioneer Tax Advantaged Balanced Trust

-----------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------
For the Years Ended 11/30/06 and 11/30/05

                                                              Year              Year
                                                             Ended             Ended
                                                            11/30/06          11/30/05
FROM OPERATIONS:
  Net investment income                                  $  27,998,168     $  27,104,873
  Net realized gain on investments and interest
    rate swaps                                                 688,474         9,287,969
  Change in net unrealized gain (loss) on investments
    and interest rate swaps                                 44,563,306        (5,617,798)
  Dividends and distributions to preferred
    shareowners from:
     Net investment income                                  (7,360,344)       (5,503,680)
     Net realized gains                                       (571,728)          (37,697)
                                                         -------------     -------------
       Net increase in net assets applicable to
         common shareowners                              $  65,317,876     $  25,233,667
                                                         -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON
SHAREOWNERS:
  Net investment income
    ($0.67 and $0.79 per share, respectively)            $ (19,187,745)    $ (22,546,462)
  Net realized capital gains
    ($0.08 and $0.00 per share, respectively)               (2,315,448)                -
                                                         -------------     -------------
     Total distributions to common shareowners           $ (21,503,193)    $ (22,546,462)
                                                         -------------     -------------
     Net increase in net assets applicable to
       common shareowners                                $  43,814,683     $   2,687,205
NET ASSETS APPLICABLE TO COMMON
SHAREOWNERS:
  Beginning of year                                        420,476,474       417,789,269
                                                         -------------     -------------
  End of year                                            $ 464,291,157     $ 420,476,474
                                                         -------------     -------------
  Undistributed (distributions in excess of) net
    investment income                                    $   1,185,061     $    (540,578)
                                                         =============     =============

28    The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/06
--------------------------------------------------------------------------------

                                                         Year            Year           1/30/04 (b)
                                                         Ended           Ended              to
                                                       11/30/06        11/30/05          11/30/04
Per Common Share Operating Performance
Net asset value, beginning of period                  $  14.65         $ 14.55          $  14.33(c)
                                                      --------         -------          --------
Increase (decrease) from investment operations:(a)
  Net investment income                               $   0.98         $  0.95          $   0.66
  Net realized and unrealized gain on investments
   and interest rate swaps                                1.57            0.13              0.27
  Dividends and distributions to preferred
   shareowners from:
   Net investment income                                 (0.26)          (0.19)            (0.06)
   Net realized gain                                     (0.02)              -(d)              -
                                                      --------         -------          --------
  Net increase from investment operations             $   2.27         $  0.89          $   0.87
Dividends and distributions to common
  shareowners from:
  Net investment income                                  (0.67)          (0.79)            (0.55)
  Net realized gain                                      (0.08)              -                 -
Capital charge with respect to issuance of:
  Common shares                                              -               -             (0.03)
  Preferred shares                                           -               -             (0.07)
                                                      --------         -------          --------
Net increase in net asset value                       $   1.52         $  0.10          $   0.22
                                                      --------         -------          --------
Net asset value, end of period(e)                     $  16.17         $ 14.65          $  14.55
                                                      ========         =======          ========
Market value, end of period(e)                        $  14.00         $ 12.18          $  12.74
                                                      ========         =======          ========
Total return(f)                                          21.79%           1.51%           (11.26)%
Ratios to average net assets of common shareowners
  Net expenses(g)                                         1.12%           1.12%             1.04%(h)
  Net investment income before preferred
   share dividends                                        6.43%           6.32%             5.69%(h)
  Preferred share dividends                               1.69%           1.28%             0.55%(h)
  Net investment income available to common
   shareowners                                            4.74%           5.04%             5.14%(h)
Portfolio turnover                                          16%             27%               63%
Net assets of common shareowners, end of period
  (in thousands)                                      $464,291        $420,476          $417,789
Preferred shares outstanding (in thousands)           $176,250        $176,250          $176,250
Asset coverage per preferred share, end of period     $ 90,870        $ 84,651          $ 84,264
Average market value per preferred share              $ 25,000        $ 25,000          $ 25,000
Liquidation value, including dividends payable, per
  preferred share                                     $ 25,015        $ 25,009          $ 25,003
Ratios to average net assets of common shareowners
  before reimbursement of organization expenses
  Net expenses(g)                                         1.12%           1.12%             1.05%(h)
  Net investment income before preferred
   share dividends                                        6.43%           6.32%             5.68%(h)
  Preferred share dividends                               1.69%           1.28%             0.55%(h)
  Net investment income available to
   common shareowners                                     4.74%           5.04%             5.13%(h)

The accompanying notes are an integral part of these financial statements.    29

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/06                                        (continued)
--------------------------------------------------------------------------------

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Trust shares were first publicly offered on January 30, 2004.

(c) Net asset value immediately after the closing of the first public offering was $14.30.

(d) Amount is less than $0.01 per common share.

(e) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(f) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return less than a full period is not annualized. Past performance is not a guarantee of future results.

(g) Expense ratios do not reflect the effect of dividend payments to preferred shareowners.

(h) Annualized.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets of common shareowners and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

30    The accompanying notes are an integral part of these financial statements.

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Tax Advantaged Balanced Trust (the "Trust") was organized as a Delaware business trust on October 16, 2003. Prior to commencing operations on January 30, 2004, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Trust may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below investment grade municipal securities. By concentrating in municipal securities, the portfolio is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly. Investments in the Trust are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. The Trust may also invest in common stocks and preferred securities that pay tax-qualified dividends. In addition, the Trust may invest in other securities, including debt instruments, real estate investment trusts ("REITS") and equity securities, that generate income taxable at ordinary income rates, rather than long-term capital gain rates.

There can be no assurance as to the portion of the Trust's dividends that will be tax-exempt or tax-qualified.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise.

The Trust may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus with additional information included in the Trust's Shareowner reports from time to time. Please refer to those documents when considering the Trust's investment risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/06                               (continued)
--------------------------------------------------------------------------------

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. The values of interest rate swaps are determined by obtaining dealer quotations. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Trust may also use the fair value of a security, including a non U.S. security, when the closing market price on the principal exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. As of November 30, 2006, there were no securities fair valued. Temporary cash investments are valued at amortized cost.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. Discount and premium on debt securities are accreted or amortized, respectively, daily, on an effective yield to maturity basis and are included in interest income. Interest income, including income on interest bearing cash accounts, is recorded on an accrual basis.

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At November 30, 2006, the Trust reclassified $275,560 to increase undistributed net investment income and to decrease net realized gain on investments. The reclassification has no impact on the net asset value of the Trust and presents the Trust's capital accounts on a tax basis.

   The tax character of distributions paid to common and preferred shareowners during the years ended November 30, 2006 and November 30, 2005 were as follows:

-------------------------------------------------------
                                  2006           2005
-------------------------------------------------------
Distributions paid from:
Tax-Exempt income            $13,521,779    $15,382,197
Ordinary income               13,026,310     12,667,945
Long-term capital gain         2,887,176         37,697
                             -----------    -----------
                             $29,435,265    $28,087,839
                             ===========    ===========
-------------------------------------------------------

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/06                               (continued)
--------------------------------------------------------------------------------

   The following shows the components of distributable earnings on a federal income tax basis at November 30, 2006.

--------------------------------------------------
                                           2006
--------------------------------------------------
Undistributed tax-exempt income        $   590,795
Undistributed ordinary income              555,079
Undistributed long-term gain               446,744
Dividends payable                          (93,771)
Unrealized appreciation                 54,432,253
                                       -----------
  Total                                $55,931,100
                                       ===========
--------------------------------------------------

   The difference between book basis and tax basis unrealized appreciation is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the accounting treatment for swap agreements and the deferral of Post-October losses for tax purposes.

C. Automatic Dividend Reinvestment Plan

   All common shareowners automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, "dividends") in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

   Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   trading fees ("market premium"), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value ("market discount"), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

Pioneer Investment Management, Inc. ("PIM"), a wholly owned indirect subsidiary of Unicredito Italiano S.p.A. ("Unicredito Italiano") manages the Trust's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" is the average daily value of the Trust's total assets minus the sum of the Trust's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred shares.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. For the year ended November 30, 2006, $346,092 was payable to PIM related to management costs, administrative costs and certain other services and is included in due to affiliates.

The Trust has retained Princeton Administrators, LLC, ("Princeton") to provide certain administrative services to the Trust on its behalf. The Trust pays Princeton a monthly fee at an annual rate of 0.07% of the average daily value of the Trust's managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000.

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/06                               (continued)
--------------------------------------------------------------------------------

Also, PIM has agreed for the first three years of the Trust's investment operations to limit the Trust's total annual expenses excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Trust is a party (together with any amount in judgment or settlement), indemnification expenses or taxes incurred due to the failure of the Trust to qualify as a regulated investment company under the Code or any other non-recurring or non-operating expenses to 0.80% of the Trust's average daily managed assets. The dividend on any preferred shares is not an expense for this purpose. For the year ended, November 30, 2006, the Trust's expenses were not reduced under such arrangements.

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"), a wholly owned indirect subsidiary of UniCredito Italiano, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas ("Deutsche Bank") is the transfer agent, registrar, dividend paying agent and redemption agent with respect to the Trust's Auction Market Preferred Shares ("AMPS"). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.

4. Interest Rate Swaps

The Trust may enter into interest rate swap transactions to attempt to protect itself from increasing dividend or interest expense on its leverage resulting from increasing short-term interest rates. The cost of leverage may rise with an increase in interest rates, generally having the effect of lower yields and potentially lower dividends to common shareowners. Interest rate swaps can be used to "lock in" the cost of leverage and reduce the negative impact that rising short-term interest rates would have on the Trust's leveraging costs.

An interest rate swap is an agreement between two parties, which involves exchanging a floating rate and fixed rate interest payments for a specified period of time. Interest rate swaps involve the accrual of the net interest payments between the parties on a daily basis, with the net amount recorded within the unrealized appreciation/

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

fdepreciation of interest rate swaps on the Statement of Assets and Liabilities. Once the interim payments are settled in cash, at the pre-determined dates specified in the agreement, the net amount is recorded as realized gain or loss from interest rate swaps on the Statement of Operations. During the term of the swap, changes in the value of the swap are recognized as unrealized gains and losses by "marking-to market" the market value of the swap based on values obtained from dealer quotations. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) closing the contract and the cost basis of the contract. The Trust is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. However, at November 30, 2006 the Trust does not anticipate non-performance by any counterparty. Risk may also arise with regard to market movements in the value of the swap arrangement that do not exactly offset the changes in the related dividend requirement or interest expense on the Trust's leverage.

Under the terms of the agreement entered into by the Trust, the Trust receives a floating rate of interest and pays a fixed rate of interest for the term. Details of the swap agreement outstanding as of November 30, 2006 were as follows:

----------------------------------------------------------------------------------------
                 Termination      Notional                                   Unrealized
Counterparty         Date       Amount (000)   Fixed Rate   Floating Rate   Appreciation
----------------------------------------------------------------------------------------
UBS AG         Sept. 1, 2009      $106,000    2.855%        1 month BMA     $1,250,092
----------------------------------------------------------------------------------------

5. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized. Of the 28,706,981 common shares of beneficial interest outstanding at November 30, 2006, PIM owned 6,981 shares.

During the years ended November 30, 2006 and November 30, 2005, there were no share transactions by the Trust. All reinvested distributions were satisfied with previously issued shares purchased in the open market and by the Plan Agent and credited to shareowner accounts.

The Trust may classify and reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of November 30, 2006, there were 7,050 AMPS as follows: Series T7-2,350, Series F7-2,350 and Series TH28-2,350.

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/06                               (continued)
--------------------------------------------------------------------------------

Dividends on Series T7 and Series F7 are cumulative at a rate which is reset every seven days based on the results of an auction. Dividends on Series TH28 are also cumulative at a rate reset every 28 days based on the results of an auction. Dividend rates ranged from 3.75% to 5.33% during the year ended November 30, 2006.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

The AMPS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Agreement and Declaration of Trust are not satisfied.

The holders of AMPS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. However, holders of AMPS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

6. New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions have a

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

"more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years no later than May 30, 2008. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

7. Subsequent Events

Subsequent to November 30, 2006, on December 6, the Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.0557 per common share payable December 20, 2006 to common shareowners of record on December 12, 2006. On December 22, 2006, under delegated authority the Trust declared a dividend from undistributed net investment income of $0.0768 per common share and from accumulated net long term capital gains of $0.0116 per common share payable January 12, 2007 to common shareowners of record on December 29, 2006.

For the period December 1, 2006 to December 31, 2006, dividends and distributions declared on preferred shares totaled $682,041 in aggregate for the three outstanding preferred share series.

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/06                               (continued)
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (unaudited)

During the period, there were no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There were no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which have not been approved by the shareowners. There were no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(C) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

CEO CERTIFICATION DISCLOSURE (unaudited)

The Trust's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. In addition, the Trust has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (unaudited)

The following information is provided with respect to the net investment income distributions paid by Pioneer Tax Advantaged Balanced Trust during the taxable year ended November 30, 2006:


COMMON SHAREOWNERS

----------------------------------------------------------------------
                                                           Dividends
                                                          Qualifying
                                                            for the
                                          Qualified        Dividends
                                          Dividend         Received
                         Tax-Exempt      Income for      Deduction for
   Payable Date(s)         Income       Individuals*     Corporations
----------------------------------------------------------------------
December 1, 2005           52.15%          46.01%           39.89%
December 30, 2005          48.48%          47.34%           38.66%
January 2006 -
November 2006              51.56%          43.57%           38.34%
----------------------------------------------------------------------

* The Trust hereby designates the percentage indicated above or the maximum amount allowable by law.


PREFERRED SHAREOWNERS

---------------------------------------------------------------------------------------------
                                                                            Dividends
                                                                           Qualifying
                                                                             for the
                                                  Qualified             Dividends Received
                                               Dividend Income             Deduction for
                   Tax-Exempt Income           for Individuals*            Corporations
                ------------------------   ------------------------   -----------------------
                              January -                  January -                  January -
                 December      November     December      November     December     November
                   2005          2006         2005          2006         2005         2006
---------------------------------------------------------------------------------------------
Series: T        41.62%        51.59%       40.64%        44.12%       33.19%        38.57%
Series: H         None         51.22%        None         43.99%        None         38.37%
Series: F        41.62%        51.58%       40.64%        44.12%       33.19%        38.57%
---------------------------------------------------------------------------------------------

* The Trust hereby designates the percentage indicated above or the maximum amount allowable by law.

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/06                               (continued)
--------------------------------------------------------------------------------

Additionally, the following summarizes the per share long-term capital distributions paid by the Trust during the year:

COMMON SHAREOWNERS

--------------------------------------------------------------------------------
                                                                     Long-Term
Payable Date                                                       Capital Gains
--------------------------------------------------------------------------------
12/30/2005                                                           $0.080658
--------------------------------------------------------------------------------


PREFERRED SHAREOWNERS

--------------------------------------------------------------------------------
                                                      Payable        Long-Term
Series                                                 Date        Capital Gains
--------------------------------------------------------------------------------
   T                                               12/21/2005         $19.93
   T                                               12/28/2005         $19.93
   T                                                1/4/2006          $21.29
   T                                                1/11/2006         $19.93
   T                                                1/18/2006         $ 6.86
   H                                               12/23/2005         $74.86
   H                                                1/20/2006         $11.59
   F                                               12/19/2005         $19.69
   F                                               12/27/2005         $23.33
   F                                                1/3/2006          $20.90
   F                                                1/9/2006          $18.75
   F                                                1/17/2006         $ 2.27
--------------------------------------------------------------------------------

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Tax Advantaged Balanced Trust:

We have audited the accompanying statement of assets and liabilities of Pioneer Tax Advantaged Balanced Trust (the "Trust"), including the schedule of investments, as of November 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Tax Advantaged Balanced Trust at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
January 12, 2007

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Trust's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract will enable the Trust to receive quality investment advisory services at a cost deemed reasonable and in the best interests of the Trust and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Trust.

Throughout the year, the Independent Trustees regularly met in executive sessions, separately from the Interested Trustees of the Trust and any officers of Pioneer Investment Management, Inc., the Trust's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Trust, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Trust and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Trust. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on
(i) the investment performance of the Trust, a peer group of funds and two indices approved by the Independent Trustees for this purpose, (ii) the general investment outlook in the markets in which the Trust invests, (iii) the procedures employed to determine the value of each of the Trust's assets, (iv) the Investment Adviser's management of the relationships with the Trust's unaffiliated service providers, (v) the record of compliance with the Trust's investment policies and restrictions and with the Trust's Code of Ethics and the structure and responsibilities of the Investment Adviser's

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

compliance department, (vi) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates, (vii) the disclosures included in the Trust's reports to shareowners, (viii) analyses of the benefits and costs of the use of leverage through the issuance of the Trust's preferred shares and sensitivity analyses based on changes in interest rates and (ix) the discount or premium of the market price of the Trust's common stock relative to its net asset value and measures that are or could be taken to address any discount.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one year period for the Trust and a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose, (3) the advisory fees of other comparable portfolios managed by the Investment Adviser, (4) expense ratios for the Trust and a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Trust, (7) administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Trust's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a closed-end fund that is part of an established group of open and closed-end funds. The Trustees also noted that the relationship of the market price relative to the Trust's net assets attributed to its common shares was

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                    (continued)
--------------------------------------------------------------------------------

   at least comparable to other closed-end funds with similar investment approaches.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Trust's investment objectives and regulatory requirements. The Trustees also reviewed the Trust's investment performance, based on total return, as well as the Trust's performance compared to the performance of both a peer group and an index approved by the Independent Trustees for this purpose using data provided by provided by Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"). The Trust's performance, based upon total return, was in the fifth quintile of its Morningstar category peer group for the 12 months ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Trust's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees noted that the yield (gross of expenses) to the Trust's common shareowners exceeded the yield (at June 30, 2006) of the Lehman Municipal Bond Index and the Standard & Poor's Stock 500 Index for the twelve months ended June 30, 2006. The Trustees noted the short performance history of the Trust and the challenge of selecting a comparable peer group for performance purposes. The Trustees concluded that the performance of the Trust underperformed its peers over its short period of operation.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Trust and the Trust's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's fixed income and equity groups. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Trust invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to perform its duties under the Management Contract.

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

D. Nature and Quality of Other Services. The Trustees considered the nature, quality, cost and extent of other services provided to shareowners of the Trust, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality, cost and extent of such services are satisfactory and reliable and serve the shareowners of the Trust well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by a peer group of funds selected by the Independent Trustees for this purpose using data provided by Strategic Insight. The Trust's management fee for the 12 months ended June 30, 2006 was in the second quintile, according to Strategic Insight, relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Trust's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of a the Strategic Insight peer group. The Trustees concluded that Trust's expense ratio was in the third quintile of the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer funds, including details with respect to the Trust. This consideration included a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each fund. The Trustees also considered the financial results realized by the Investment Adviser in connection with the operation of the Trust. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Trust's business. The Trustees considered the Investment Adviser's profit margins in comparison with

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                    (continued)
--------------------------------------------------------------------------------

   the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer funds, including the financial results derived from the Trust, bear a reasonable relationship to the services rendered and are fair for the management of the Trust.

G. Economies of Scale. The Trustees considered whether the Trust had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Since the Trust is a closed-end fund and its size is relatively stable at an asset level that was anticipated when the management fee was initially set, the Trustees concluded that economies of scale were not a relevant consideration.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Trust, other than under the Management Contract, for services provided by the Investment Adviser and affiliates. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Trust and the Pioneer funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Trust.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in Trust's relevant per group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the continuation of the Management Contract for another year.

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING (unaudited)
--------------------------------------------------------------------------------

On July 25, 2006, Pioneer Tax Advantaged Balanced Trust held its annual meeting of shareowners to elect Class II Trustees. All Class II Trustees were elected. Here are the detailed results of the votes.

Proposal 1 - To elect Class II Trustees.

----------------------------------------------------
Nominee                   Affirmative       Withheld
----------------------------------------------------
Mary K. Bush               27,584,307      1,118,420
Thomas J. Perna            27,616,871      1,085,856
Marguerite A. Piret+            6,232             34
----------------------------------------------------

+ Elected by Preferred Shares only

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company

Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas

Sub-Administrator
Princeton Administrators, LLC

Trustees and Officers
The Trust's Board of Trustees provides broad supervision over the Trust's affairs. The officers of the Trust are responsible for the Trust's operations. The Trust's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees (except Mr. Hood and Mr. West) serves as a Trustee of each of the 86 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Hood and Mr. West each serves as Trustee of 37 of the 86 Pioneer Funds. The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12 months ended June 30, is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on our web site at www.pioneerinvestments.com and on the Securities and Exchange Commission's web site at http://www.sec.gov.

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                          Positions Held   Length of Service                                                  Other Directorships
Name and Age              With the Trust   and Term of Office   Principal Occupation During Past Five Years   Held by this Trustee
John F. Cogan, Jr. (80)*  Chairman of the  Class III trustee    Deputy Chairman and a Director of Pioneer     Director of ICI Mutual
                          Board, Trustee   since 2003. Term     Global Asset Management S.p.A. ("PGAM");      Insurance Company
                          and President    expires in 2007.     Non-Executive Chairman and a Director of
                                           Elected by           Pioneer Investment Management USA Inc.
                                           Preferred Shares     ("PIM-USA"); Chairman and a Director of
                                           only.                Pioneer; Chairman and Director of Pioneer
                                                                Institutional Asset Management, Inc.
                                                                (since 2006); Director of Pioneer
                                                                Alternative Investment Management Limited
                                                                (Dublin); President and a Director of
                                                                Pioneer Alternative Investment Management
                                                                (Bermuda) Limited and affiliated funds;
                                                                Director of PIOGLOBAL Real Estate
                                                                Investment Fund (Russia) (until June
                                                                2006); Director of Nano-C, Inc. (since
                                                                2003); Director of Cole Investment
                                                                Corporation (since 2004); Director of
                                                                Fiduciary Counseling, Inc.; President and
                                                                Director of Pioneer Funds Distributor,
                                                                Inc. ("PFD") (until May 2006); President
                                                                of all of the Pioneer Funds; and Of
                                                                Counsel, Wilmer Cutler Pickering Hale and
                                                                Dorr LLP (counsel to PIM-USA and the
                                                                Pioneer Funds)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          Positions Held   Length of Service                                                  Other Directorships
Name and Age              With the Trust   and Term of Office   Principal Occupation During Past Five Years   Held by this Trustee
Osbert M. Hood (54)*+     Trustee and      Class I trustee      President and Chief Executive Officer,        None
                          Executive Vice   since 2003. Term     PIM-USA since May 2003 (Director since
                          President        expires in 2008.     January 2001; Executive Vice President and
                                                                Chief Operating Officer from November 2000
                                                                - May 2003); Director of PGAM since June
                                                                2003; President and Director of Pioneer
                                                                since May 2003; President and Director of
                                                                Pioneer Institutional Asset Management,
                                                                Inc. since February 2006; Chairman and
                                                                Director of Pioneer Investment Management
                                                                Shareholder Services, Inc. ("PIMSS") since
                                                                May 2003; Director of PFD since May 2006;
                                                                Director of Oak Ridge Investments, LLC (a
                                                                registered investment adviser in which
                                                                PIM-USA owns a minority interest) since
                                                                January 2005; Director of Vanderbilt
                                                                Capital Advisors, LLC (an institutional
                                                                investment adviser wholly-owned by
                                                                PIM-USA) since June 2006; and Executive
                                                                Vice President of all of the Pioneer Funds
                                                                since June 2003

+Mr. Hood resigned as Trustee and Executive Vice President of the Trust on January 9, 2007.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                             Positions Held  Length of Service                                                  Other Directorships
Name, Age and Address        With the Trust  and Term of Office   Principal Occupation During Past Five Years   Held by this Trustee
David R. Bock (62)           Trustee         Class III trustee    Senior Vice President and Chief Financial     Director of The
3050 K Street NW,                            since 2005. Term     Officer, I-trax, Inc. (publicly traded        Enterprise Social
Washington, DC 20007                         expires in 2007.     health care services company) (2001 -         Investment Company
                                                                  present); Managing Partner, Federal City      (privately-held
                                                                  Capital Advisors (boutique merchant bank)     affordable housing
                                                                  (2002 to 2004); and Executive Vice            finance company);
                                                                  President and Chief Financial Officer,        and Director of New
                                                                  Pedestal Inc. (internet-based mortgage        York Mortgage Trust
                                                                  trading company) (2000 - 2002)                (publicly traded
                                                                                                                mortgage REIT)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)            Trustee         Class II trustee     President, Bush International                 Director of Brady
3509 Woodbine Street                         since 2003. Term     (international financial advisory firm)       Corporation
Chevy Chase, MD 20815                        expires in 2009.                                                   (industrial
                                                                                                                identification and
                                                                                                                specialty coated
                                                                                                                material products
                                                                                                                manufacturer);
                                                                                                                Director of Briggs &
                                                                                                                Stratton Co. (engine
                                                                                                                manufacturer);
                                                                                                                Director of Mortgage
                                                                                                                Guaranty Insurance
                                                                                                                Corporation; and
                                                                                                                Director of UAL
                                                                                                                Corporation (airline
                                                                                                                holding company)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)    Trustee         Class I trustee      Founding Director, The Winthrop Group,        None
1001 Sherbrooke Street West,                 since 2003. Term     Inc. (consulting firm); and Desautels
Montreal, Quebec, Canada                     expires in 2008.     Faculty of Management, McGill University
H3A 1G5
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            Positions Held   Length of Service                                                  Other Directorships
Name, Age and Address       With the Trust   and Term of Office   Principal Occupation During Past Five Years   Held by this Trustee
Thomas J. Perna (56)        Trustee          Class II trustee     Private investor (2004 - present); and        Director of
89 Robbins Avenue,                           since February,      Senior Executive Vice President, The Bank     Quadriserv Inc.
Berkeley Heights, NJ 07922                   2006. Term expires   of New York (financial and securities         (technology products
                                             in 2009.             services) (1986 - 2004)                       for securities
                                                                                                                lending industry)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)    Trustee          Class II trustee     President and Chief Executive Officer,        Director of New
200 State Street,                            since 2003. Term     Newbury, Piret & Company, Inc. (investment    America High Income
12th Floor,                                  expires in 2006.     banking firm)                                 Fund, Inc.
Boston, MA 02109                             Term expires in                                                    (closed-end
                                             2009. Elected by                                                   investment company)
                                             Preferred Shares
                                             only.
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (78)        Trustee          Class III trustee    Senior Counsel, Sullivan & Cromwell (law      Director, The Swiss
125 Broad Street,                            since 2003. Term     firm)                                         Helvetia Fund, Inc.
New York, NY 10004                           expires in 2007.                                                   (closed-end
                                                                                                                investment company)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)          Trustee          Class I trustee      President, John Winthrop & Co., Inc.          None
One North Adgers Wharf,                      since 2003. Term     (private investment firm)
Charleston, SC 29401                         expires in 2008.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                            Position Held    Length of Service                                                  Other Directorships
Name and Age                With the Trust   and Term of Office   Principal Occupation During Past Five Years   Held by this Trustee
Dorothy E. Bourassa (58)    Secretary        Since 2003.          Secretary of PIM-USA; Senior Vice             None
                                             Serves until         President - Legal of Pioneer;
                                             her successor is     Secretary/Clerk of most of PIM-USA's
                                             chosen and           subsidiaries; and Secretary of all of the
                                             qualified or until   Pioneer Funds since September 2003
                                             her resignation or   (Assistant Secretary from November 2000 to
                                             removal by the       September 2003)
                                             Board.
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (41)  Assistant        Since 2003.          Vice President and Senior Counsel of          None
                            Secretary        Serves until         Pioneer since July 2002; Vice President
                                             his successor is     and Senior Counsel of BISYS Fund Services,
                                             chosen and           Inc. (April 2001 to June 2002); Senior
                                             qualified or until   Vice President and Deputy General Counsel
                                             his resignation or   of Funds Distributor, Inc. (July 2000 to
                                             removal by the       April 2001), and Assistant Secretary of
                                             Board.               all of the Pioneer Funds since September
                                                                  2003
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey (45)  Assistant        Since 2006.          Partner, Wilmer Cutler Pickering Hale and     None
                            Secretary        Serves until         Dorr LLP; and Assistant Secretary of all
                                             his successor is     of the Pioneer Funds since July 2006.
                                             chosen and
                                             qualified or until
                                             his resignation or
                                             removal by the
                                             Board.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)           Treasurer        Since 2003.          Vice President - Fund Accounting,             None
                                             Serves until         Administration and Controllership Services
                                             his successor is     of Pioneer; and Treasurer of all of the
                                             chosen and           Pioneer Funds
                                             qualified or until
                                             his resignation or
                                             removal by the
                                             Board.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Tax Advantaged Balanced Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                            Position Held    Length of Service                                                  Other Directorships
Name and Age                With the Trust   and Term of Office   Principal Occupation During Past Five Years   Held by this Trustee
Mark E. Bradley (46)        Assistant        Since 2004.          Deputy Treasurer of Pioneer since 2004;       None
                            Treasurer        Serves until         Treasurer and Senior Vice President, CDC
                                             his successor is     IXIS Asset Management Services from 2002
                                             chosen and           to 2003; Assistant Treasurer and Vice
                                             qualified or until   President, MFS Investment Management from
                                             his resignation or   1997 to 2002; and Assistant Treasurer of
                                             removal by the       all of the Pioneer Funds since November
                                             Board.               2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)       Assistant        Since 2003.          Assistant Vice President - Fund               None
                            Treasurer        Serves until         Accounting, Administration and
                                             his successor is     Controllership Services of Pioneer; and
                                             chosen and           Assistant Treasurer of all of the Pioneer
                                             qualified or until   Funds
                                             his resignation or
                                             removal by the
                                             Board.
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)          Assistant        Since 2003.          Fund Accounting Manager - Fund Accounting,    None
                            Treasurer        Serves until         Administration and Controllership Services
                                             his successor is     of Pioneer; and Assistant Treasurer of all
                                             chosen and           of the Pioneer Funds since May 2002
                                             qualified or until
                                             his resignation or
                                             removal by the
                                             Board.
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (32) Assistant        Since 2003.          Fund Administration Manager - Fund            None
                            Treasurer        Serves until         Accounting, Administration and
                                             his successor is     Controllership Services since June 2003;
                                             chosen and           Assistant Vice President - Mutual Fund
                                             qualified or until   Operations of State Street Corporation
                                             his resignation or   from June 2002 to June 2003 (formerly
                                             removal by the       Deutsche Bank Asset Management); Pioneer
                                             Board.               Fund Accounting, Administration and
                                                                  Controllership Services (Fund Accounting
                                                                  Manager from August 1999 to May 2002); and
                                                                  Assistant Treasurer of all of the Pioneer
                                                                  Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Tax Advantaged Balanced Trust

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                            Position Held    Length of Service                                                  Other Directorships
Name and Age                With the Trust   and Term of Office   Principal Occupation During Past Five Years   Held by this Trustee
Terrence J. Cullen (45)     Chief            Since 2006.          Chief Compliance Officer of Pioneer and       None
                            Compliance       Serves until his     all of the Pioneer Funds since March 2006;
                            Officer          successor is chosen  Vice President and Senior Counsel of
                                             and qualified or     Pioneer since September 2004; and Senior
                                             until his            Vice President and Counsel, State Street
                                             resignation or       Research & Management Company (February
                                             removal by the       1998 to September 2004)
                                             Board.
------------------------------------------------------------------------------------------------------------------------------------

*Mr. Cogan and Mr. Hood are Interested Trustees because each is an officer or director of the Trust's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito
Italiano"), one of the largest banking groups in Italy. Pioneer, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

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58
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                                                                              59

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60

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                                                                              61
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--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:

Account Information                                               1-800-710-0935

Or write to AST:
For                                             Write to
General inquiries, lost dividend checks,        American Stock
change of address, lost stock certificates,     Transfer & Trust
stock transfer                                  Operations Center
                                                6201 15th Ave.
                                                Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)               American Stock
                                                Transfer & Trust Company
                                                Wall Street Station
                                                P.O. Box 922
                                                New York, NY 10269-0560

Website                                         www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.pioneerinvestments.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust's Chief Executive Officer is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Trust of the Exchange's Corporate Governance Standards applicable to the Trust. The Trust has filed such certification.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the annual filing of its Form N-1A, totaled approximately $38,110 in 2006 and $35,075 in 2005.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
Audit-related Fees for the Trust's audit related services totaled approximately $8,925 in 2006 and $8,500 in 2005.
These services included issuance of agreed upon procedures report to the rating agencies.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $7,515 and $6,800 in 2006 and 2005, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended November 30, 2006 and 2005, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $16,440 in 2006 and $15,300 in 2005.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committe eestablished in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.


                     Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a)(1)

As of the date of this report, day-to-day management of the fund's portfolio of municipal securities is the responsibility of David Eurkus. Mr. Eurkus is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited
(PIML). Mr. Eurkus joined Pioneer as a senior vice president in January 2000 and has been an investment professional since 1969. As of the date of this report, day-to-day management of the fund's portfolio of equity securities is the responsibility of Walter Hunnewell, Jr. Mr. Hunnewell is supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, PIML. Mr. Hunnewell, a vice president, joined Pioneer in August 2001 and has been an investment professional since 1985. Prior to joining Pioneer, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001.

(a)(2)

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2005. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

-----------------------------------------------------------------------------------------------------------------------
Name of Portfolio     Type of Account  Number of      Total Assets        Number of Accounts        Assets Managed
Manager                                Accounts       Managed             Managed for which         for which
                                       Managed                            Advisory Fee is           Advisory Fee is
                                                                          Performance-Based         Performance-Based
-----------------------------------------------------------------------------------------------------------------------
David Eurkus          Other Registered
                      Investment
                      Companies		4	  1,671,013,000		   N/A			     N/A
                      -------------------------------------------------------------------------------------------------
                      Other Pooled
                      Investment
                      Vehicles		0	       N/A		   N/A			     N/A
                      -------------------------------------------------------------------------------------------------
                      Other Accounts    0           	0        	   N/A                       N/A
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Name of Portfolio     Type of Account  Number of       Total Assets       Number of Accounts        Assets Managed
Manager                                Accounts        Managed            Managed for which         for which
                                       Managed                            Advisory Fee is           Advisory Fee is
                                                                          Performance-Based         Performance-Based
-----------------------------------------------------------------------------------------------------------------------
Walter Hunnewell      Other Registered
                      Investment
                      Companies        10	  10,872,152,000	   1			 7,962,142,000
                      -------------------------------------------------------------------------------------------------
                      Other Pooled
                      Investment
                      Vehicles	       3	  1,850,220,000		   N/A			    N/A
                      -------------------------------------------------------------------------------------------------
                      Other Accounts   2          182,588,000		   N/A			    N/A
-----------------------------------------------------------------------------------------------------------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.


     o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

     o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

     o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

     o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

     o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

(a)(3)

Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

          o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund are the Lehman Brothers Municipal Bond Index and the S&P 500 Index. As a result of these benchmarks, the performance of the portfolio manager for compensation purposes is measured against criteria that are relevant to the portfolio manager's competitive universe.

          o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

          o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

(a)(4)

Share Ownership by Portfolio Managers. The following table indicates as of November 30, 2005 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

--------------------------------------------------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
--------------------------------------------------------------------------------
David Eurkus                                            A
--------------------------------------------------------------------------------
Walter Hunnewell                                        A
--------------------------------------------------------------------------------


*Key to Dollar Ranges

A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. $100,001 - $500,000
F. $500,001 - $1,000,000
G. Over $1,000,000


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Tax Advantaged Balanced Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date January 30, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 30, 2007


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date January 30, 2007

* Print the name and title of each signing officer under his or her signature.